UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

VMS NATIONAL PROPERTIES JOINT VENTURE

(Exact name of Registrant as specified in its charter)

            Illinois

  0-14194

  36-3311347

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

 of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

VMS National Properties Joint Venture, an Illinois joint venture (the “Registrant”), owns Shadow Wood Apartments (“Shadow Wood”), a 120-unit apartment complex located in Monroe, Louisiana.  On March 30, 2007, the Registrant sold Shadow Wood to a third party, Juniper Investment Group, Ltd., a Texas limited partnership (the “Purchaser”).  The Purchaser purchased Shadow Wood for a total sales price of $5,300,000.

The Registrant also owns The Bluffs Apartments (“The Bluffs”), a 137-unit apartment complex located in Milwaukie, Oregon.  On March 30, 2007, the Registrant sold The Bluffs to a third party, Holland Holdings III Bluffs, LLC, a Delaware limited liability company and an affiliate of Holland Acquisition Co., LLC, a Washington limited liability company (the “Purchaser”).  The Purchaser purchased The Bluffs for a total sales price of $9,650,000.

The Registrant also owns North Park Apartments (“North Park”), a 284-unit apartment complex located in Evansville, Indiana.  On March 30, 2007, the Registrant sold North Park to a third party, The Embassy Group, LLC, a New York limited liability company (the “Purchaser”).  The Purchaser purchased North Park for a total sales price of $8,700,000.

The Registrant also owns Chapelle Le Grande (“Chapelle”), a 105-unit apartment complex located in Merrillville, Indiana.  On March 30, 2007, the Registrant sold Chapelle to a third party, TEG North Park LLC, an affiliate of Financial Equity Associates, Ltd., an Illinois corporation (the “Purchaser”).  The Purchaser purchased Chapelle for a total sales price of $5,250,000.

The Registrant also owns Watergate Apartments (“Watergate”), a 140-unit apartment complex located in Little Rock, Arkansas.  On March 30, 2007, the Registrant sold Watergate to a third party, Watergate Little Rock Apt Portfolio, LLC, a Delaware limited liability company and an affiliate of Steven D. Bell & Company, a North Carolina corporation (the “Purchaser”).  The Purchaser purchased Watergate for a total sales price of $7,710,000.

The Registrant also owns Vista Village Apartments (“Vista Village”), a 220-unit apartment complex located in El Paso, Texas.  On March 30, 2007, the Registrant sold Vista Village to third parties, EPT Citadel Vista Village Apartments, LLC, a Texas limited liability company and MLK Citadel Ltd, a Texas limited partnership, both of which are affiliates of Cash Investments of El Paso, LLC, a Texas limited liability company (the “Purchaser”).  The Purchaser purchased Vista Village, along with one other apartment complex, which was owned by an entity affiliated with the managing general partner of the Registrant. The total sales price for Vista Village and the other apartment complex was $19,500,000, of which $7,250,000 represents the portion of the sales price allocated to Vista Village.

The Registrant also owns Terrace Gardens Townhouses (“Terrace Gardens”), a 126-unit apartment complex located in Omaha, Nebraska.  On April 3, 2007, the Registrant sold Terrace Gardens to a third party, 10100 Grand Plaza Omaha LLC, an Iowa limited liability company and an affiliate of Northview Realty Group, Inc., a Canadian corporation (the “Purchaser”).  The Purchaser purchased Terrace Gardens, along with two other apartment complexes, both of which were owned by entities affiliated with the managing general partner of the Registrant. The total sales price for Terrace Gardens and the other two apartment complexes was $28,800,000, of which $7,200,000 represents the portion of the sales price allocated to Terrace Gardens.

The Registrant continues to own and operate eight other investment properties. As previously disclosed, the eight other investment properties remain under contract to be sold.

Item 9.01

Financial Statements and Exhibits

(b)

Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflects the operations of the Registrant as if the above named properties had been sold on January 1, 2006.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2006 Annual Report on Form 10-K.

PRO FORMA BALANCE SHEET

(in thousands)

December 31, 2006

All other assets	$ 7,843
Investment property, net	33,513

Total Assets	$ 41,356

All other liabilities	$126,619
Mortgage note payable	84,259
Partners’ deficit	(169,522)

Total Liabilities and Partners’ Deficit	$ 41,356

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

Year Ended
December 31, 2006

Total revenues	$26,590
Total expenses	49,149

Net loss	$(22,559)

Net loss per limited
Partnership interest – Portfolio I	$(24,268.91)

Net loss per limited
Partnership interest – Portfolio II	$(24,268.47)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMS National Properties Joint Venture

(an Illinois joint venture)

VMS National Residential Portfolio I

By:

MAERIL, Inc.

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

 Date:  April 5, 2007

VMS National Residential Portfolio II

By:

MAERIL, Inc.

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

 Date:  April 5, 2007